As filed with the Securities and Exchange Commission on December 22, 1998.
                          Registration No. 333 - 61123

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                 AMENDMENT NO. 1
                                   TO FORM S-3

                                ----------------

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                ----------------

                          INTELECT COMMUNICATIONS, INC.
             (Exact name of Registrant as specified in its charter)

                                ----------------

          DELAWARE                                  76-0471342
   (State or other jurisdiction of     (I.R.S. Employer Identification Number)
    incorporation or organization)

                                ----------------

                              1100 EXECUTIVE DRIVE
                             RICHARDSON, TEXAS 75081
                                 (972) 367-2100
                        (Address, including zip code, and
                     telephone number, including area code,
                  of registrant's principal executive offices)

                               HERMAN M. FRIETSCH
                      Chairman and Chief Executive Officer
                          INTELECT COMMUNICATIONS, INC.
                              1100 Executive Drive
                             Richardson, Texas 75081
                                 (972) 367-2100
   (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                ----------------

                                 with a copy to:
                                ROBERT C. BEASLEY
                              RYAN & SUDAN, L.L.P.
                             909 Fannin, Suite 3900
                              Houston, Texas 77010
                                 (713) 652-0501


APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: Not
Applicable

                                ----------------

THE REGISTRATION STATEMENT SHALL HEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH THE PROVISIONS OF SECTION 8(a) OF THE SECURITIES ACT OF 1933.

Pursuant to Rule 477 promulgated under the Securities Act of 1933, as amended, and by the filing of this Amendment No. 1 to the Registration Statement on Form S-3 (Registration Number 333-61123) (the "Registration Statement"), Registrant hereby withdraws the Registration Statement covering an aggregate of 3,402,678 shares of common stock, par value $.01 per share, of the Registrant. The intended public offering under such Registration Statement, as amended, has been abandoned by the Registrant.

                                   SIGNATURES

 Pursuant to the requirements of the Securities Act of 1933, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Richardson, Texas on the 21st day of December 1998.



                               INTELECT COMMUNICATIONS, INC.


                               By:   /s/ HERMAN M. FRIETSCH
                               Herman M. Frietsch
                               Chairman and Chief Executive Officer

    Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                       Title                                  Date
/s/ HERMAN M. FRIETSCH          Chairman and Chief Executive           December 22, 1998
Herman M. Frietsch              Officer (Principal Executive
                                Officer)

/s/ EDWIN J. DUCAYET, JR.       Vice President and Chief
Edwin J. Ducayet, Jr.           Financial Officer (Principal           December 22, 1998
                                Accounting Officer and Principal
                                Financial Officer)

/s/ PHILIP P. SUDAN, JR.        Director                               December 22, 1998
Philip P. Sudan, Jr.

/s/ ANTON LIECHTENSTEIN         Director                               December 22, 1998
Anton Liechtenstein

/s/ ROBERT E. GARRISON, II      Director                               December 22, 1998
Robert E. Garrison, II

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